                                                                    Exhibit 10.2


                      FORM OF REGISTRATION RIGHTS AGREEMENT


                  This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of [__________], 2002, is by and among DECODE GENETICS, INC., a Delaware corporation (the "COMPANY"), and each of CHASE MEDICHEM PARTNERS, LLC, a Delaware limited liability company, PEACHTREE MEDICHEM PARTNERS, LLC, a Delaware limited liability company, and MEDEQUITY INVESTORS PARTNERS, LLC, a Delaware limited liability company (each a "STOCKHOLDER" and collectively, the "STOCKHOLDERS").

                  WHEREAS, the Company, Saga Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("MERGER SUB"), and MediChem Life Sciences, Inc., a Delaware corporation ("MCLS"), have entered into an Agreement and Plan of Merger, dated as of January 7, 2002 (the "MERGER AGREEMENT"), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into MCLS, with MCLS being the surviving corporation (the "MERGER");

                  WHEREAS, pursuant to the Merger, the Stockholders will receive Common Stock (as defined below) in exchange for their shares of common stock, par value $0.01 per share, of MCLS, and the Company desires to grant certain piggy-back registration rights to the Stockholders for their Common Stock received in the Merger, subject to the terms and conditions set forth herein; and

                  WHEREAS, the Company, Merger Sub, the Stockholders and certain other stockholders of MCLS have entered into a Stockholders Agreement, dated as of January 7, 2002 (the "STOCKHOLDERS AGREEMENT"), pursuant to which the parties hereto had agreed to execute and deliver this Agreement prior to the Effective Time (as defined in the Merger Agreement).

                  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, in the Stockholders Agreement and in the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders, intending to be legally bound hereby, agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  1.1 Definitions. All capitalized terms used but not specifically defined herein shall have the meaning ascribed to such term in the Merger Agreement. In addition, the following terms, as used herein, shall have the following meanings:

                  "COMMON STOCK" means shares of common stock, par value $0.001 per share, of the Company.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "MATURITY DATE" means the first anniversary of the effective date of the Merger.

                  "OTHER HOLDERS" means all holders of Registrable Stock, other than the Stockholders.

                  "PERSON" means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof or other entity.

                  "REGISTRABLE STOCK" means any (i) Common Stock owned by the Stockholders at the time of any proposed registration and (ii) other Common Stock subject to registration rights granted by the Company.

                  "REGISTRABLE STOCKHOLDER" means any holder of Registrable
Stock.

                  "RULE 144" means Rule 144 (or any successor rule of similar effect) promulgated under the Securities Act.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "SELLING HOLDER" means any stockholder which is selling Registrable Stock pursuant to a public offering registered hereunder.

                  "UNDERWRITER" means a securities dealer who purchases any Registrable Stock as principal and not as part of such dealer's market-making activities.

                  1.2 Internal References. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.


                                   ARTICLE II

                               REGISTRATION RIGHTS

                  2.1 Piggyback Registration.

                  (a) If the Company proposes to register any of its Common Stock with the express purpose of issuing said Common Stock for cash, the Company shall give notice to each of the Stockholders in writing of such intention, at least thirty (30) days prior to the filing of the registration statement in connection with such registration. Upon the written request of any Stockholder given within fifteen (15) days after receipt of any such notice, the Company shall include in such registration all of the Registrable Stock indicated in such request(s) of such Stockholder(s), so as to permit the disposition of the stock so requested. In addition, the Selling Holders shall provide to the Company as soon as practicable, but in no event more than five
         (5) days after furnishing the Company with the written request referred to in the preceding sentence, any information that is necessary for the Company to prepare and file with the SEC a registration statement with respect to such Registrable Stock. Thereafter, the Company shall effect the registration of the Registrable Stock, in accordance with the terms hereof, and use its best efforts to keep such registration statement effective until the distribution is complete, if underwritten, or otherwise for ninety (90) days. If a Stockholder decides not to include all of its Registrable Stock in any registration statement thereafter filed by the Company, such Stockholder shall nevertheless continue to have the right to include any Registrable Stock in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth in this Section 2.1.

                  (b) Notwithstanding any other provision of this Section 2.1, the Company may cancel its intention to file a registration statement or withdraw at any time any registration statement filed pursuant hereto, in accordance with all applicable provisions of the Securities Act or the Exchange Act, for any reason, including but not limited to the discovery of material adverse information relating to the Company or its condition, business, prospects or general market conditions.

                  (c) Notwithstanding any other provision of this Section 2.1, if the registration statement under which the Company gives notice is for an underwritten offering and if the managing underwriter advises the Company in writing that in its good faith opinion the number of shares of stock requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriter's ability to effect an orderly distribution of such stock, the Company will include in such registration:

                  (i) first, the number of shares of stock requested to be included by the Company pursuant to Section 2.1(a) that, in the good faith opinion of such underwriters, can be sold;

                  (ii) second, the amount of Registrable Stock held by Other Holders that, in the opinion of such underwriters, can be sold, provided that if, in the opinion of the managing underwriter, less than all such stock requested to be included can be included in such registration, then allocation among the Other Holders shall be made, unless otherwise agreed to by the Other Holders, pro rata among the Other Holders participating in such registration on the basis of the number of shares of stock which each Other Holder seeking to participate in such registration has requested be included in such registration; provided, however, that in any event, all of the Company's stock that has been requested to be included in such registration must be included in such registration prior to any other stock; and

                  (iii) third, the amount of Registrable Stock held by the Stockholders that, in the good faith opinion of such underwriters, can be sold, provided that if, in the opinion of the managing underwriter, less than all such stock requested to be included can be included in such registration, then allocation among the Stockholders shall be made pro rata among the Stockholders participating in such registration on the basis of the number of shares of stock which each Stockholder seeking to participate in such registration has requested be included in such registration; provided, however, that in any event, all of the Company's stock and all of the Other Holders' Registrable Stock that has been requested to be included in such registration must be included in such registration prior to any other stock.

                                   ARTICLE III

                             REGISTRATION PROCEDURES

                  3.1 Registration Procedures. Whenever required under this Agreement to effect the registration of any Registrable Stock, the Company shall, as expeditiously as possible:

                           (a) Prepare and file with the SEC a registration statement with respect to such Registrable Stock and use its reasonable best efforts to cause such registration statement to become effective, subject to the Company's right to withdraw such registration statement as provided in Section 2.1(b).

                           (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be reasonably necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement.

                           (c) Furnish to the Registrable Stockholders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Stock owned by them.

                           (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other United States federal or state securities or blue sky laws of such jurisdictions as shall be reasonable requested by the Stockholders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any states or jurisdictions.

                           (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Registrable Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f) Notify each Registrable Stockholder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, in which event such Registrable Stockholder shall forthwith discontinue disposition of its Registrable Stock pursuant to such prospectus until it is advised in writing by the Company that the use of such prospectus may be resumed or until such holder receives copies of any supplement or amendment to such prospectus, provided, however, that such suspensions shall not be in effect for more than 90 days in any 12 month period.

                           (g) Cause all Registrable Stock registered pursuant hereunder to be listed on each securities exchange (or The Nasdaq National Market) on which similar securities issued by the Company are then listed.(g) Provide a transfer agent and register for all Registrable Stock registered pursuant hereunder and a CUSIP for all such Registrable Stock, in each case not later than the effective date of such registration.

                           (h) Take such action under the securities laws of such states of the United States as any participating Registrable Stockholder shall reasonably request; provided, however, that the Company shall not be required to qualify to do business as a foreign corporation, or to file any general consent to service of process, in any state.

                  3.2 Registration Expenses. All expenses incurred in connection with any registration hereunder, including fees and disbursements of one legal counsel for the Selling Holders up to an aggregate of $10,000, shall be borne by the Company; provided, however, that each of the Selling Holders shall pay its pro rata portion of the discounts or commissions payable to any underwriter.


                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

                  4.1 Indemnification. In the event of any registered offering of Registrable Stock pursuant to this Agreement:

                           (a) The Company will indemnify and hold harmless, to the fullest extent permitted by law, any Registrable Stockholder and any underwriter for such Registrable Stockholder, and each person, if any, who controls the Registrable Stockholder or such underwriter, from and against any and all losses, damages, claims, liabilities, joint or several, costs and expenses (including any amounts paid in any settlement effected with the Company's prior written consent) to which the Registrable Stockholder or any such underwriter or controlling person may become subject under applicable law or otherwise, insofar as such losses, damages, claims, liabilities (or actions or proceedings in respect thereof), costs or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement or included in the prospectus, as amended or supplemented, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading, and the Company will reimburse the Registrable Stockholder, such underwriter and each such controlling person of the Registrable Stockholder or the underwriter, promptly upon demand, for any reasonable legal or any other expenses incurred by them in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon any untrue statement or omission in such registration statement or prospectus so made in conformity with information furnished to the Company in writing by a Registrable Stockholder, such underwriter or such controlling persons specifically for use in such registration statement; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this Section 4.1(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Selling Holder, the underwriter or any controlling person of the Selling Holder or the underwriter, and regardless of any sale in connection with such offering by the Selling Holder. Such indemnity shall survive the transfer of securities by a Selling Holder.

                           (b) Each Registrable Stockholder participating in a registration hereunder will indemnity and hold harmless the Company (including but not limited to its directors, officers, employees, agents and representatives), any underwriter for the Company, and each person, if any, who controls the Company or such underwriter, from and against any and all losses, damages, claims, liabilities, costs or expenses (including any amounts paid in any settlement effected with the Stockholder's consent) to which the Company (including but not limited to its directors, officers, employees, agents and representatives) or any such controlling person and/or any such underwriter may become subject under applicable law or otherwise, insofar as such losses, damages, claims, liabilities (or actions or proceedings in respect thereof), costs or expenses arise out of or are based on an untrue statement or omission in such registration statement or prospectus based on written information furnished to the Company by such Registrable Stockholder specifically for use in such registration statement, and each such Registrable Stockholder will reimburse the Company (including but not limited to its directors, officers, employees, agents and representatives), any underwriter and each such controlling person of the Company or any underwriter, promptly upon demand, for any reasonable legal or other expenses incurred by them in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with such loss, claim, damage, liability, action or proceeding; provided, however, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this Section 4.1(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Registrable Stockholders, as the case may be, which consent shall not be unreasonably withheld.

                           (c) Promptly after receipt by an indemnified party pursuant to the provisions of Section 4.1(a) or 4.1(b) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, but in any event no fewer than ten (10) days before the date designated in such notice as the date by which an answer must be served (or such extension thereof, provided that the extension has been granted in writing by the plaintiff and that no admission or consent to jurisdiction or other waiver has been granted or implied by the request for such an extension), such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Section 4.1(a) or 4.1(b), promptly notify the indemnifying party of the commencement thereof. In the event such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interests which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select one separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said Section 4.1(a) or 4.1(b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed counsel in accordance with the provision of the preceding sentence,
         (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action and within 15 days after written notice of the indemnified party's intention to employ separate counsel pursuant to the previous sentence, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  4.2 Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party (except as specifically provided therein), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


                                    ARTICLE V

                                  MISCELLANEOUS

                  5.1 Designation of Underwriter. The Company shall have the right to designate the underwriters in any underwritten offering.

                  5.2 Rule 144. At any time, and from time to time until the Maturity Date, the Company shall:

                           (a) make and keep available adequate current public information with respect to the Company within the meaning of Rule 144(c) under the Securities Act (or similar rule then in effect);

                           (b) furnish to any Registrable Stockholder forthwith upon request (i) a written statement by the Company as to its compliance with the informational requirements of Rule 144(c) (or similar rule then in effect) or (ii) a copy of the most recent annual or quarterly report of the Company; and

                           (c) use its reasonable best efforts to comply with all other necessary filings and other requirements so as to enable the Registrable Stockholders and any transferee thereof to sell Registrable Stock under Rule 144 under the Securities Act (or similar rule then in effect).

                  5.3 Conditions to Registration Obligations. The Company shall not be obligated to effect the registration of Registrable Stock pursuant to this Agreement unless the Registrable Stockholder consents to the following:

                           (a) conditions requiring the Registrable Stockholder to comply with all applicable provisions of the Securities Act and the Exchange Act including, but not limited to, the prospectus delivery requirements of the Securities Act, and to furnish to the Company information about sales made in such public offering;

                           (b) conditions prohibiting the Registrable
         Stockholder upon receipt of telegraphic or written notice from the Company that it is required by law to correct or update the registration statement or prospectus from effecting sales of the

         Registrable Stock until the Company has completed the necessary correction or updating; and


                           (c) conditions prohibiting the sale of Registrable Stock by such Registrable Stockholder, as the case may be, during the process of the registration until the registration statement is effective.

                  5.4 Lock Up. In connection with any underwritten registration of Registrable Stock pursuant to Section 2 above and to the extent the Stockholders participate in any offering, the Stockholders agree to abide by the "lock-up" period as is required by the underwriter in such registration (but in no event shall such "lock-up" period be greater than 180 days) and further agree to execute such further documents as may be required by the underwriters to effectuate such "lock-up." In addition, no Stockholder may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's securities on the basis provided in customary underwriting arrangements and (ii) provides all relevant information and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  5.5 Termination. The registration rights granted under this Agreement will terminate on the Maturity Date, except that the rights set forth in Article IV shall not expire until the expiration of the applicable statute of limitations.

                  5.6 Amendments, Waivers, Etc. This Agreement may not be amended, waived or otherwise modified or terminated except by an instrument in writing signed by the Company and each of the Stockholders.

                  5.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. Each party need not sign the same counterpart.

                  5.8 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  5.9 Governing Law; Submission to Jurisdiction. This Agreement and all rights, remedies, liabilities, powers and duties of the parties hereto and thereto, shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State. The Company and the Stockholders irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition or enforcement of any judgment in respect hereof by brought by the other party hereto or its successors and assigns may be brought and determined in the Chancery or other courts in the State of Delaware, and the Company and the Stockholders hereby irrevocably submit with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts and to accept service of process in any manner permitted by such courts. The Company and the Stockholders hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to lawfully serve process; (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise);
(c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts; or (d) any right to a trial by jury.




         [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers, in each case as of the day and year first above written.

                                DECODE GENETICS, INC.


                                By:___________________________________
                                     Name:
                                     Title:


                                CHASE MEDICHEM PARTNERS, LLC

                                By: MedEquity Investors, LLC


                                By:___________________________________
                                     Name:     Robert W. Daly
                                     Title:    Managing Member


                                PEACHTREE MEDICHEM PARTNERS, LLC

                                By: MedEquity Investors, LLC


                                By:___________________________________
                                     Name:     Robert W. Daly
                                     Title:    Managing Member


                                MEDEQUITY INVESTORS PARTNERS, LLC


                                By:___________________________________
                                     Name:     Robert W. Daly
                                     Title:    Managing Member